UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2023

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-221-9059

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A (the "Amendment") amends the Current Report on Form 8-K (the "Original 8-K") filed by Pyxis Oncology, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") on August 23, 2023 reporting that the Company completed its acquisition of Apexigen, Inc. ("Apexigen") on August 23, 2023. The Company is filing this Amendment solely to amend and supplement the Original 8-K to provide certain financial information required by Item 9.01 of Form 8-K, which the Company is permitted to file by amendment no later than 71 days after the due date of the Original 8-K. Except as set forth herein, no other amendments to the Original 8-K are being made by this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Apexigen for the years ended December 31, 2022 and 2021, as well as the accompanying notes thereto, are attached as Exhibit 99.1 to this Amendment and are incorporated herein by reference; and the unaudited condensed consolidated financial statements of Apexigen for three and six months ended June 30, 2023 and 2022, as well as the accompanying notes thereto, are attached as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022, giving effect to the acquisition of Apexigen is attached as Exhibit 99.3 to this Amendment and is incorporated herein by reference.

(d) Exhibits
Exhibit No.	Description
23.1	Consent of Moss Adams LLP
99.1	Audited consolidated financial statements of Apexigen for the year ended December 31, 2022 and 2021
99.2	Unaudited condensed consolidated financial statements of Apexigen for the three and six months ended June 30, 2023 and 2022
99.3	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pyxis Oncology, Inc.

Date:	October 27, 2023	By:	/s/ Pam Connealy
Pam Connealy Chief Financial Officer and Chief Operating Officer